UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

Bright Horizons Family Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24699	62-1742957

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Talcott Avenue South, Watertown, MA 02472

(Address of principal executive offices) (Zip Code)

(617) 673-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE 07/24/03

Item 9.   Regulation FD Disclosure

      The following information is being furnished pursuant to Item 12 “Results of Operations and Financial Condition.” On July 24, 2003, Bright Horizons Family Solutions, Inc. issued a press release announcing its second quarter earnings results, the text of which is set forth in Exhibit 99.1

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	July 24, 2003	BRIGHT HORIZONS FAMILY SOLUTIONS, INC.

		By:	/s/ Elizabeth J. Boland

Elizabeth J. Boland Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Press Release issued by Bright Horizons Family Solutions, Inc. dated July 24, 2003